UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2025

Build-A-Bear Workshop, Inc.
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(Exact Name of Registrant as Specified in Its Charter)

Delaware --------------------------- (State or Other Jurisdiction of Incorporation)	001-32320 ------------------- (Commission File Number)	43-1883836 --------------------------- (IRS Employer Identification No.)

415 South 18th St., St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63103 ------------------ (Zip Code)

(314) 423-8000
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(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BBW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)         On March 5, 2025, the Board of Directors (the “Board”) of Build-A-Bear Workshop, Inc. (the “Company”) increased the size of the Board to seven (7) members and appointed Richard A. Johnson to the Board. Mr. Johnson will serve as a Class III director with an initial term expiring at the Company’s 2025 Annual Meeting of Stockholders.

There is no arrangement or understanding between Mr. Johnson and any other person pursuant to which either Mr. Johnson was elected as a director. Mr. Johnson was determined by the Board to be independent under the applicable rules of the New York Stock Exchange (“NYSE”) and the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”). Mr. Johnson will serve as a member of the Audit Committee of the Board and the Nominating and Corporate Governance Committee of the Board.

In addition, in connection with his election to the Board and in accordance with the Company’s non-employee director compensation policies which provide for prorated restricted stock awards to directors who join the Board during a year, the Compensation and Human Capital Committee approved an award of 605 shares of restricted stock to Mr. Johnson under the Company’s Amended and Restated 2020 Omnibus Incentive Plan. Pursuant to Mr. Johnson’s restricted stock award agreement, the shares will vest June 13, 2025, subject to his continued service on the Board. Mr. Johnson’s ongoing annual compensation will be consistent with that provided to the Company’s other non-employee directors, as described in the Company’s most recent proxy statement filed with the SEC.

The Company is not aware of any transactions, proposed transactions or series of either to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000 and in which Mr. Johnson had, or will have, a direct or indirect material interest.

Item 8.01	Other Events.

On March 5, 2025, the Company issued a press release announcing the appointment of Mr. Johnson as an independent director. A copy of the press release has been filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number         Description of Exhibit

99.1	Press release, dated March 5, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILD-A-BEAR WORKSHOP, INC.

Date: March 5, 2025	By:	/s/ Eric R. Fencl
		Name:	Eric R. Fencl
		Title:	Chief Administrative Officer, General Counsel and Secretary

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